SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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The Payden & Rygel Investment Group
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THE PAYDEN & RYGEL INVESTMENT GROUP
333 SOUTH GRAND AVENUE, 32ND FLOOR
LOS ANGELES, CA 90071

November 18, 2008

Dear Shareholder:

A Special Meeting of the Shareholders of The Payden & Rygel Investment Group (the “Trust”) will be held on December 11, 2008 at 10:00 a.m., Pacific Time, at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. The meeting will be held to consider and vote on the election of Trustees to the Board of Trustees of the Trust.

The Board of Trustees has the responsibility to represent the best interests of all shareholders. We are fortunate to have a number of individuals committed to doing just that. Eight of the nominees are already Board members. Christopher N. Orndorff, Joan A. Payden, Dennis C. Poulsen and Stender E. Sweeney have served as Trustees since the inception of the Trust in 1992. Thomas V. McKernan and W.D. Hilton, Jr. joined the Board as Trustees in 1993 and 1994, respectively, and Gerald S. Levey, M.D. and Mary Beth Syal joined the Board as Trustees in 2000. The other two nominees, Rosemarie T. Nassif and Andrew J. Policano, are new nominees to join the Board of Trustees; one nominee to succeed James Clayburn La Force, a retiring Independent Trustee, and one nominee to serve as an additional Independent Trustee.

The Board of Trustees has approved this recommendation and believes it is in the best interests of the Trust and its shareholders. The Trustees recommend that you vote in favor of the proposal in the Proxy Statement.

Your vote is important. The attached Proxy Statement describes the voting process for shareholders. We ask that you carefully review the Proxy Statement and vote in favor of each Trustee nominee. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage-paid envelope as soon as possible. If we do not hear from you after a reasonable amount of time you may receive a telephone call from us, reminding you to vote your shares. If you have any questions on the proposal, please call 1-800-572-9336.

On behalf of the Board of Trustees, thank you for your continued investment in The Payden & Rygel Investment Group.

Sincerely,

Joan A. Payden
Chief Executive Officer of the Trust and
Chairman of the Board of Trustees

THE PAYDEN & RYGEL INVESTMENT GROUP NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROPOSAL 1: ELECTION OF TRUSTEES
TRUSTEES, TRUSTEE NOMINEES AND OFFICERS
OTHER INFORMATION
VOTING PROCEDURES
GENERAL INFORMATION
APPENDIX A -- Shareholders Owning 5% or More of Shares
APPENDIX B -- Trustees Executive Officers Share Ownership

THE PAYDEN & RYGEL INVESTMENT GROUP

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on December 11, 2008

A Special Meeting of Shareholders of The Payden & Rygel Investment Group (the “Trust”) will be held on December 11, 2008, at 10:00 a.m., Pacific Time, at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. At the meeting, we will ask the shareholders to vote on the following proposals:

1.	To elect each nominee as a Trustee of the Trust.

2.	To transact any other such business that may properly come before the meeting and adjournment thereof.

The Board of Trustees of the Trust has unanimously approved and recommends that you vote in favor of Proposal 1. Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of the Trust of record as of the close of business on November 7, 2008, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage-paid envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

Joan A. Payden
Chief Executive Officer of the Trust and
Chairman of the Board of Trustees

November 18, 2008

THE PAYDEN & RYGEL INVESTMENT GROUP

PROXY STATEMENT

The Board of Trustees of The Payden & Rygel Investment Group (the “Trust”) is sending this Proxy Statement to its shareholders in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Trust (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about November 18, 2008 to the shareholders of the Trust. The Trust will bear the expenses incurred in connection with preparing this Proxy Statement.

The Board has fixed the close of business on November 7, 2008 (the “Record Date”) as the record date for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. In the section “Outstanding Shares,” the number of shares of each series of the Trust (each a “Fund” and collectively, the “Funds”) that were outstanding at the close of business on the Record Date is listed. Shareholders of the Funds are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information on shareholders owning of record 5% or more of the outstanding shares of each Fund as of October 24, 2008 is set forth in Appendix A. As of October 24, 2008, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund, except as set forth in Appendix B.

THE TRUST PROVIDES ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. ADDITIONAL COPIES OF THE TRUST’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE PAYDEN & RYGEL INVESTMENT GROUP, 333 SOUTH GRAND AVENUE, 32ND FLOOR, LOS ANGELES, CALIFORNIA 90071, OR BY CALLING 1-800-572-9336.

ONE PROXY STATEMENT IS BEING DELIVERED TO MULTIPLE SHAREHOLDERS SHARING AN ADDRESS, UNLESS THE TRUST HAS RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS. THE TRUST WILL UNDERTAKE TO DELIVER PROMPTLY, UPON WRITTEN OR ORAL REQUEST, A SEPARATE COPY OF THE PROXY STATEMENT TO ANY SHAREHOLDER WHO CONTACTS THE TRUST IN WRITING, OR BY PHONE, AS STATED ABOVE. SIMILARLY, SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST SINGLE COPIES OF A FUTURE PROXY STATEMENT OR ANNUAL OR SEMI-ANNUAL REPORT BY CONTACTING THE TRUST IN WRITING OR BY TELEPHONE.

PROPOSAL 1: ELECTION OF TRUSTEES

Introduction

The ten persons discussed below have been nominated to serve on the Board of Trustees of the Trust. The persons named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld on the proxy card. The nominees, if elected, will take office following the Meeting. Each of the nominees listed below has consented to serve as a Trustee, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. All of the nominees were unanimously approved by the Board of Trustees.

The Board currently has nine members: Joan A. Payden, Christopher N. Orndorff, and Mary Beth Syal, who are “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Interested Trustees”), and W.D. Hilton, Jr., James Clayburn La Force, Gerald S. Levey, M.D., Thomas V. McKernan, Dennis C. Poulsen, and Stender E. Sweeney, who are not “interested persons” of the Trust (“Independent Trustees”). Christopher N. Orndorff, Joan A. Payden, Dennis C. Poulsen, and Stender E. Sweeney have previously been elected to the Board by shareholder vote and in their case your vote represents a re-election of these individuals. W.D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan and Mary Beth Syal were appointed to the Board without shareholder vote and in their case your vote represents a ratification of their appointment. James Clayburn La Force plans to retire after the new trustees are elected.

As indicated under “Trustees and Trustee Nominees” below, each of Rosemarie T. Nassif and Andrew J. Policano has considerable academic and corporate board experience. If elected, Rosemarie T. Nassif and Andrew J. Policano will serve as Independent Trustees of the Trust. The Board believes that their addition to the Board would enhance its ability to oversee the operations of the Trust.

The Trust’s Master Trust Agreement does not require the annual election of Trustees. However, in accordance with Section 16(a) of the 1940 Act, the Board may appoint Trustees to fill vacancies if after doing so at least two-thirds of the Trustees have been elected by the shareholders of the Trust. The Board believes it is in the best interests of the Trust for the shareholders to elect or re-elect all of the Trustees so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

TRUSTEES, TRUSTEE NOMINEES AND OFFICERS

Trustee and Trustee Nominees

The names and ages of the Trustees and Trustee nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. The address of each Trustee and Trustee nominee for purposes of business relating to the Trust is c/o The Payden & Rygel Investment Group, 333 South Grand Avenue, 32nd Floor, Los Angeles, California, 90071.

		Year First
		Elected		Number of
		as a		Trust Series	Other Public
	Position	Trustee	Principal Occupation(s)	Overseen	Directorships
Name and Date of Birth	with Trust	of Trust(1)	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees
W.D. Hilton, Jr. (11/14/46)	Trustee	1994	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All(22)	Trustee, The Metzler/Payden Investment Group (registered investment company) (3 Series)
James Clayburn La Force (12/28/28)	Trustee	1992	Dean Emeritus, The John E. Anderson Graduate School of Management at the University of California, Los Angeles	All(22)	Trustee, The Metzler/Payden Investment Group (registered investment company) (3 Series); Trustee, Advisors Series Trust (registered investment companies); Director, Arena Pharmaceuticals, Inc. (biopharmaceutical company)
Gerald S. Levey, M.D. (1/9/37)	Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine, at the University of California, Los Angeles	All(22)	Trustee, The Metzler/Payden Investment Group (registered investment company) (3 Series)
Thomas V. McKernan (6/20/44)	Trustee	1993	Chief Executive Officer, Automobile Club of Southern California	All(22)	Director, Blue Shield of California (health insurance company); Director, Forest Lawn Memorial Park (mortuary and cemetery)
Dennis C. Poulsen (8/20/42)	Trustee	1992	Chairman of the Board, Rose Hills Company	All(22)	Director, Rose Hills Company (mortuary and cemetery); Director, Ameron International Corp. (manufacturing)
Stender E. Sweeney (3/5/39)	Trustee	1992	Private Investor	All(22)	Director, Avis Budget Group, Inc. (car rental company)

		Year First
		Elected		Number of
		as a		Trust Series	Other Public
	Position	Trustee	Principal Occupation(s)	Overseen	Directorships
Name and Date of Birth	with Trust	of Trust(1)	During Past 5 Years	by Trustee	Held by Trustee

Interested Trustees(2)
Joan A. Payden (7/29/31)	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All(22)	None
Christopher N. Orndorff (9/30/64)	Trustee	1992	Managing Principal and Director, Payden & Rygel	All(22)	None
Mary Beth Syal (3/11/62)	Trustee	2000	Managing Principal and Director, Payden & Rygel	All(22)	None

		Year First		Number of
		Elected		Trust Series
		as a		To Be	Other Public
	Position	Trustee	Principal Occupation(s)	Overseen	Directorships
Name and Date of Birth	with Trust	of Trust(1)	During Past 5 Years	by Trustee	Held by Trustee

Trustee Nominees
Rosemarie T. Nassif (8/2/41)	Trustee	N/A	President, Holy Names University, Oakland	All(22)	None
Andrew J. Policano (7/4/49)	Trustee	N/A	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, university of Wisconsin-Madison (2001-2004)	All(22)	Director, Badger Meter, Inc. (flow measurement and control products manufacturer); Director, Rockwell Collins (aerospace and communications company)

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.

(2)	Ms. Payden, Mr. Orndorff and Ms. Syal are “interested persons” of the Trust as defined in the 1940 Act because of their affiliations with Payden & Rygel.

Officers of the Trust

The names and ages of the current officers of the Trust, their principal occupations during the past five years and certain of their other affiliations are provided below. The address of each officer for purposes of business relating to the Trust is c/o The Payden & Rygel Investment Group, 333 South Grand Avenue, 32nd Floor, Los Angeles, California, 90071. The officers of the Trust do not receive any compensation from the Funds for their services.

		Year First Elected
Name and		as an Officer of	Principal Occupation(s)
Date of Birth	Position with Payden Trust	Payden Trust	During Past 5 Years

Joan A. Payden (7/29/31)	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel
Brian W. Matthews (1/19/61)	Vice President and Chief Financial Officer	2003	Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti (12/11/55)	Vice President	1997	Principal, Mutual Fund Operations, Payden & Rygel
Bradley F. Hersh (8/22/68)	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel
David L. Wagner (12/27/50)	Vice President and Chief Compliance Officer	1996	Senior Vice President, Risk Management, Payden & Rygel
Edward S. Garlock (12/16/50)	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Board of Trustees and Committees

The Board of Trustees of the Trust has three standing committees — an Audit and Governance Committee, a Pricing Committee and a Nominating Committee. The functions performed by each of these committees are described below. Each current Trustee attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2008. The full Board of Trustees met five times during the fiscal year ended October 31, 2008.

Each Independent Trustee is a member of the Trust’s Audit and Governance Committee. The principal responsibilities of the Audit and Governance Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) act as a liaison between the Trust’s independent registered public accounting firm and the full Board; (d) oversee the selection of independent counsel and monitor its continued performance; (e) develop and recommend to the Board for its approval, an annual Board self-assessment process; and (f) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V. McKernan, an Independent Trustee, is Chairman of the Committee. The Audit and Governance Committee met five times during the fiscal year ended October 31, 2008.

The Pricing Committee’s principal function is to generally oversee the Trust’s pricing policies and procedures for securities in which the Funds invest as applied on a day-to-day basis by the Trust’s management and the Fund investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Board of Trustees. W. D. Hilton, Christopher N. Orndorff and Mary Beth Syal are the members of the Committee, and W.D. Hilton is Chairman of the Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2008.

The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the Trust. Thomas V. McKernan, W.D. Hilton and James Clayburn La Force, each of whom is an

Independent Trustee, are the members of the Nominating Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee met once during the fiscal year ended October 31, 2008.

Trust Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Fund investment adviser. Each Independent Trustee of the Trust currently receives an annual retainer of $40,000, plus $3,000 for each regular Board of Trustees meeting and/or committee meeting attended, and $2,000 for each special Board of Trustees meeting and/or committee meeting. Chairmen of Board committees each receive an annual retainer of $2,000. If more than one Board or committee meeting occurs on the same day, only one fee is paid. The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings. The Trust does not maintain a retirement plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended October 31, 2008, to the Independent Trustees.

				Total
				Compensation
		Pension or	Estimated	from Trust
	Aggregate	Retirement	Annual	and Fund
	Compensation	Benefits Accrued	Benefits	Complex(1)
	from the	as Part of Trust	upon	Paid to
Name	Trust	Expenses	Retirement	Trustee

Dennis C. Poulsen	$72,000	None	N/A	$72,000
James Clayburn La Force	$74,000	None	N/A	$74,000
Gerald S. Levey, M.D.	$74,000	None	N/A	$74,000
Stender E. Sweeney	$74,000	None	N/A	$74,000
W.D. Hilton, Jr.	$76,000	None	N/A	$76,000
Thomas V. McKernan	$78,000	None	N/A	$78,000

(1)	A “fund complex” means two or more registered investment companies that: (a) hold themselves out to investors as related companies for purposes of investment and investor services; and (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Ownership of Fund Shares

The following table sets forth for each current Trustee and Trustee nominee the dollar range of equity securities beneficially owned in the Funds as of October 24, 2008.

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
	Dollar Range of Equity	Trustee in Family of
Name of Trustee	Securities in Each Fund*	Investment Companies*

Independent Trustees
W. D. Hilton, Jr.	Payden Cash Reserves Money Market Fund - Over $100,000	Over $100,000
Payden Market Return Fund - $1 - $10,000
Payden U.S. Growth Leaders Fund - Over $100,000
Payden Core Bond Fund - $50,001 - $100,000
Payden Emerging Markets Bond Fund - $50,001 - $100,000
Payden GNMA Fund - Over $100,000
Payden Value Leaders Fund - Over $100,000
Payden High Income Fund - $1 - $10,000
Payden Global Equity Fund - $50,001 - $100,000
James Clayburn La Force	Payden Cash Reserves Money Market Fund - Over $100,000	Over $100,000
Payden California Municipal Income Fund - Over $100,000
Payden Emerging Markets Bond Fund - $10,001 - $50,000
Gerald S. Levey, M.D.	None	None
Thomas V. McKernan	Payden Market Return Fund - $10,001 - $50,000	Over $100,000
Payden U.S. Growth Leaders Fund - Over $100,000
Payden California Municipal Income Fund - Over $100,000
Payden GNMA Fund - Over $100,000
Payden Value Leaders Fund - $50,001 - $100,000
Payden High Income Fund - Over $100,000
Payden Global Equity Fund - $50,001 - $100,000
Dennis C. Poulsen	Payden Market Return Fund - $1 - $10,001	$10,001 - $50,000
Payden U.S. Growth Leaders Fund - $1 - $10,000
Payden Emerging Markets Bond Fund - $10,001 - $50,000

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
	Dollar Range of Equity	Trustee in Family of
Name of Trustee	Securities in Each Fund*	Investment Companies*

Stender E. Sweeney	Payden Cash Reserves Money Market Fund - Over $100,000	Over $100,000
Payden Limited Maturity Fund - $1 - $10,000
Payden Market Return Fund - $10,001 - $50,000
Payden Emerging Markets Bond Fund - $10,001 - $50,000
Payden GNMA Fund - Over $100,000
Payden High Income Fund - $50,001 - $100,000
Interested Trustees
Christopher N. Orndorff	Payden Global Equity Fund - Over $100,000	Over $100,000
Payden Value Leaders Fund - Over $100,000
Payden U.S. Growth Leaders Fund - Over $100,000
Payden/Wilshire Longevity Fund 2030+ - Over $100,000
Payden/Wilshire Longevity Fund 2040+ - Over $100,000
Joan A. Payden	Payden Emerging Markets Bond Fund - Over $100,000	Over $100,000
Payden Global Equity Fund - Over $100,000
Payden High Income Fund - Over $100,000
Payden Cash Reserves Money Market Fund - Over $100,000
Payden U.S. Growth Leaders Fund - Over $100,000
Payden/Wilshire Longevity Fund 2010+ - Over $100,000
Payden/Wilshire Longevity Fund 2020+ - Over $100,000
Payden/Wilshire Longevity Fund 2030+ - Over $100,000
Payden/Wilshire Longevity
Fund 2040+ - Over $100,000
Mary Beth Syal	None	None
Trustee Nominees
Rosemarie T. Nassif	None	None
Andrew J. Policano	None	None

*	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000.

Shareholder Communications

The Board of Trustees provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust. Correspondence addressed to the Board will be forwarded to each Trustee, and correspondence addressed to a particular Trustee will be forwarded to that Trustee.

Board Considerations

In selecting the nominees who will serve as new Independent Trustees, the Nominating Committee reviewed the backgrounds and qualifications of several candidates and ultimately selected Rosemarie T. Nassif and Andrew J. Policano. In reaching their determinations, the members of the Nominating Committee carefully considered all of the factors described above, and, with the subsequent concurrence of the entire Board of Trustees, concluded that these nominees possessed excellent qualifications and their skills would add dimension to the current Board composition. The Nominating Committee also concluded that these nominees would ably represent the shareholders’ interests and determined that the nominees should be recommended for election by shareholders of the Funds.

The Board of Trustees approved the proposal to add a Trustee for a number of reasons. The Board evaluated the current size of the Board and determined that adding a Trustee would expand the breadth and depth of the Board by providing an opportunity to add a Trustee with a varied background and qualifications. The Board also considered that an increase in the number of Independent Trustees on the Board would be beneficial to current and future shareholders of the Funds.

In addition, the Board considered that an increase in the number of Independent Trustees represents an increase in Trustees’ fees, similar to that instituted by many funds recently, reflecting the increased responsibilities of board members under new regulatory requirements. The Board also considered that the additional fees are immaterial when compared to the overall expenses of the Funds. The Board believes the governance benefits likely to result from having an additional Trustee should outweigh any of these additional fees.

In determining to recommend the current Trustees of the Trust as nominees to the Board of Trustees, the Board considered the nominees’ business experience, the varied backgrounds and qualifications of each of the nominees, as well as their prior experience serving on the Board. As a result, the Board of Trustees concluded that recommendation of the election of each of the nominees is in the best interest of the shareholders of the Funds.

Required Vote

The election of each nominee will be voted upon separately by the shareholders of the Trust, voting together without regard to Fund, to fill a position on the Board. Each nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast, voting together without regard to Fund. Each such nominee has indicated that he or she is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until he or she resigns, is removed from office, or a successor has been elected. If for any reason either such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

If any of the current Trustees who were previously elected to the Board by the shareholders of the Trust are not re-elected, they will remain in office and still will be considered as having been elected by the shareholders of the Trust. If any of the new Trustee nominees or the current Trustees who were appointed to the Board without shareholder election are not elected, they will remain in office, so long as at least two-thirds of the Trustee nominees are elected by Trust shareholders, but will not be considered as having been elected by the shareholders of the Trust.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS ELECT ALL TRUSTEE NOMINEES.

OTHER INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for each of the Funds. Deloitte performs an annual audit of the financial statements of the Funds. The Trust does not expect any representatives of Deloitte to be present at the Meeting.

Audit Fees.  For the fiscal years ended October 31, 2007 and October 31, 2008, Deloitte billed the Funds $503,350 and $576,000, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended October 31, 2007 and October 31, 2008, Deloitte did not bill the Funds for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

Tax Fees.  For the fiscal years ended October 31, 2007 and October 31, 2008, Deloitte billed the Funds $96,820 and $105,600, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees.  For the fiscal years ended October 31, 2007 and October 31, 2008, Deloitte did not bill the Funds for products and services other than the services reported above.

Audit and Governance Committee Pre-Approval Policies and Procedures.  The Audit and Governance Committee has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Trust by independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm. The Committee may delegate to one or more of its members the authority to grant pre-approvals and requires that the decisions of any member to whom authority is delegated shall be presented to the full Committee at each of its scheduled meetings. The Committee shall also pre-approve the independent registered public accounting firm’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

Non-Audit Fees.  For the fiscal years ended October 31, 2007 and October 31, 2008, Deloitte billed $96,820 and $105,600, respectively, for the Funds, the Advisor or any affiliate of the Advisor that provides services to the Funds for non-audit fees. These fees relate entirely to tax services provided to the Funds as noted above.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor and any affiliate of the Advisor that provides services to the Funds that were not pre-approved is compatible with maintaining Deloitte’s independence.

Outstanding Shares

The Trust currently offers shares of the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Market Return Fund, Payden Opportunity Bond Fund, Payden Short Bond Fund, Payden Tax Exempt Bond Fund, Payden U.S. Government Fund, Payden U.S. Growth Leaders Fund, Payden California Municipal Income Fund, Payden Core Bond Fund, Payden Emerging Markets Bond Fund, Payden Global Fixed Income Fund, Payden Global Short Bond Fund, Payden GNMA Fund, Payden Value Leaders Fund, Payden High Income Fund, Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+, Payden/Wilshire Longevity Fund 2040+, Payden Global Equity Fund, and Payden/Kravitz Cash Balance Plan Fund, each of which represents a separate series of the Trust.

The number of shares of each Fund issued and outstanding on the Record Date was as follows:

Number of Issued and
Name of Fund	Outstanding Shares

Payden Cash Reserves Money Market Fund	1,054,294,973
Payden Limited Maturity Fund	9,827,543
Payden Market Return Fund	3,373,461
Payden Opportunity Bond Fund	3,377,297
Payden Short Bond Fund	35,246,854
Payden Tax Exempt Bond Fund	1,384,670
Payden U.S. Government Fund	5,857,447
Payden U.S. Growth Leaders Fund	13,726,358
Payden California Municipal Income Fund	4,699,135
Payden Core Bond Fund	42,640,514
Payden Emerging Markets Bond Fund	7,374,208
Payden Global Fixed Income Fund	11,025,481
Payden Global Short Bond Fund	7,307,858
Payden GNMA Fund	24,805,111
Payden Value Leaders Fund	4,532,558
Payden High Income Fund	30,978,669
Payden/Wilshire Longevity Fund 2010+	85,376
Payden/Wilshire Longevity Fund 2020+	236,388
Payden/Wilshire Longevity Fund 2030+	198,430
Payden/Wilshire Longevity Fund 2040+	245,741
Payden Global Equity Fund	1,710,427
Payden/Kravitz Cash Balance Plan Fund — Institutional Class	342,204
Payden/Kravitz Cash Balance Plan Fund — Adviser Class	781,980

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Master Trust Agreement and the By-laws of the Trust, as amended, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust within a reasonable period of time prior to any such meeting.

VOTING PROCEDURES

How to Vote

You can vote by proxy or in person at the Meeting. To vote by proxy, sign and send us the enclosed Proxy voting card in the postage-paid envelope provided. If you vote by Proxy, you can revoke your proxy by notifying the Secretary of the Trust in writing, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

This proxy is being solicited by the Board of Trustees of the Trust. The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy cards and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph, via internet or in person will be paid by the Trust and will be allocated among the Funds pro rata based on the Funds’ net assets.

Quorum and Method of Tabulation

The presence in person or by proxy of thirty percent of the outstanding shares of the Trust entitled to vote will constitute a quorum for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter).

Adjournment

If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, the person named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. “Broker non-votes” and abstentions will have the effect of votes against adjournment. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. The principal executive offices of Payden & Rygel, the investment adviser to all series of the Trust other than the Payden/Kravitz Cash Balance Plan Fund, are located at the same address as the Trust. Payden/KDS Investment Advisers LLC, which serves as investment adviser to the Payden/Kravitz Cash Balance Plan Fund, is located at the same address as the Trust.

Wilshire Associates Incorporated, which serves as sub-adviser to each of the Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+, is located at 1299 Ocean Avenue, Santa Monica, California 90401.

The Trust’s administrator, Treasury Plus, Inc., is located at the same address as the Trust, and the Trust’s transfer agent, UMB Fund Services, Inc., is located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233. The Trust’s distributor, Payden & Rygel Distributors, is located at the same address as the Trust. The Trust’s custodian, Mellon Trust of New England, N.A., is located at One Boston Place, Boston, Massachusetts 02109. Counsel to the Trust and the Independent Trustees, Paul, Hastings, Janofsky & Walker LLP, is located at 515 South Flower Street, Los Angeles, California 90071.

APPENDIX A

Shareholders Owning of Record 5% or More of the Outstanding Shares of Funds1

		Percentage of
		Outstanding
Name and Address of Beneficial Owner	Number of Shares	Shares

Payden Cash Reserves Money Market Fund
Union Bank of California, as Nominee, San Diego, CA 92186	315,585,669.20	30.40%
Google Foundation, Mountain View, CA 94043	72,601,741.96	6.99%
MAC & Co., as Nominee, Pittsburgh, PA 15230	55,709,961.05	5.37%
Payden Core Bond Fund
Boston & Co, as Nominee for Jicarilla Apache Nation, Pittsburgh, PA 15230	17,537,271.81	41.17%
MAC & Co., as Nominee, Pittsburgh, PA 15230	4,310,614.00	10.12%
MAC & Co., as Nominee for Bert Bell/Pete Rozelle NFL Player Retirement Fund, Pittsburgh, PA 15230	2,470,272.18	5.80%
Payden Global Fixed Income Fund
National Financial Services Corp, as Nominee, New York, NY 10281	3,800,723.38	33.62%
Texas Association of School Boards, Austin, TX 78767	2,258,100.19	19.97%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	2,151,707.91	19.03%
Ameritrade, Inc., as Nominee, Omaha, NE 68103	976,832.22	8.64%
National City Bank, as Trustee, Cleveland, OH 44101	579,511.36	5.13%
Payden Short Bond Fund
North Dakota University, Bismarck, ND 58501	4,391,593.47	12.46%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	3,923,203.51	11.13%
National Financial Services Corp, as Nominee, New York, NY 10008	3,888.946.66	11.03%
MAC & Co., as Nominee, Pittsburgh, PA 15230	3,807,638.61	10.80%
National IAM Benefit Trust Fund, Washington, D.C. 20036	2,660,374.75	7.55%
Childrens Hospital of Central California, Madera, CA 93636	2,288,512.07	6.49%
Union Bank of California, as Trustee, San Diego, CA 92186	1,827,222.77	5.18%
Payden Opportunity Bond Fund
Walt Disney Company, Burbank, CA 91521	1,303,173.09	37.51%
Dan Murphy Foundation, Los Angeles, CA 90017	1,140,276.92	32.82%
House Ear Institute, Los Angeles, CA 90057	304,782.652	8.77%
Boston & Co., as Nominee, Pittsburgh, PA 15230	269,883.10	7.77%
Payden High Income Fund
National Financial Services Corp, as Nominee, New York, NY 10281	10,315,206.07	36.81%
Boston & Co, as Nominee for Jicarilla Apache Nation, Pittsburgh, PA 15230	3,919,656.83	13.99%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	2,745,286.18	9.80%

1 The Trust has no other information regarding the beneficial ownership of such shares. All information is as of October 24, 2008.

		Percentage of
		Outstanding
Name and Address of Beneficial Owner	Number of Shares	Shares

Payden Limited Maturity Fund
National Financial Services Corp., as Nominee, New York, NY 10281	2,347,225.30	20.96%
MAC & Co, as Nominee, Pittsburgh, PA 15230	1,864,413.64	16.65%
Childrens Hospital of Central California, Madera, CA 93636	1,810,873.72	16.17%
Ameritrade Inc., as Nominee, Omaha, NE 68103	1,688,133.23	15.07%
Wendel Co., as Nominee, New York, NY 10268	1,064,128.26	9.50%
Union Bank of California, as Trustee, San Diego, CA 92186	778,231.15	6.95%
Payden Global Short Bond Fund
National Financial Services Corp, as Nominee, New York, NY 10281	2,845,321.19	38.47%
Ameritrade, Inc. as Nominee, Omaha, NE 68103	958,303.76	12.96%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	631,815.20	8.54%
Strafe Co., as Nominee, Westerville, OH 43086	535,676.46	7.24%
Payden Market Return Fund
Union Bank of California, as Nominee for Good Samaritan Hospital Pension Plan, San Diego, CA 92186	1,893,209.47	54.70%
Union Bank of California, as Nominee for Haynes Foundation, San Diego, CA 92186	446,862.73	12.91%
Lon V. Smith Foundation, Beverly Hills, CA 90210	263,003.44	7.60%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	254,787.12	7.36%
Payden & Rygel 401(k) Plan, Los Angeles, CA 90071	242,355.10	7.00%
Payden U.S. Government Fund
Valley Medical Center, Renton, WA 98058	2,297,800.51	40.45%
Evergreen Healthcare, Kirkland, WA 98034	1,309,267.73	23.05%
National Financial Services Corp, as Nominee, New York, NY 10281	492,674.93	8.67%
Alvin Ailey Dance Foundation Inc., New York, NY 10019	463,694.77	8.16%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	310,741.63	5.47%
Payden GNMA Fund
Charles W. Schwab & Co., as Nominee, San Francisco, CA 94104	6,995,055.15	29.16%
North Dakota University, Bismarck, ND 58501	4,320,607.21	18.01%
National Financial Services Corp, as Nominee, New York, NY10281	3,272,849.02	13.64%
Ameritrade Inc., as Nominee, Omaha, NE 68103	1,850,651.66	7.71%
Payden California Municipal Income Fund
Charles W. Schwab & Co., as Nominee, San Francisco, CA 94104	2,283,681.18	49.49%
Walker Marital Trust, La Canada Flintridge, CA 91011	665,473.66	14.42%
Walker Family Trust, La Canada Flintridge, CA 91011	292,157.49	6.33%
Payden Emerging Markets Bond Fund
Boston & Co, as Nominee for Jicarilla Apache Nation, Pittsburgh, PA 15230	1,977,056.10	26.65%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	1,693,284.57	22.82%
Lucas Licensing Limited, San Francisco, CA 94104	512,034.99	6.90%
Hawaiian Electric Industries Inc., Honolulu, HI 96813	467,550.06	6.30%
Self Realization Fellowship Church, Los Angeles, CA 90065	390,022.76	5.26%

		Percentage of
		Outstanding
Name and Address of Beneficial Owner	Number of Shares	Shares

MAC & Co., as Nominee for Bert Bell/Pete Rozelle NFL Player Retirement Fund, Pittsburgh, PA 15230	374,388.86	5.05%
Payden Tax Exempt Bond Fund
N. Tate Marital Trust, Salt Lake City, UT 84108	593,094.73	41.14%
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	592,934.13	41.13%
Union Bank of California, as Nominee, San Diego, CA 92186	100,724.19	6.99%
Payden Value Leaders Fund
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	938,680.68	20.22%
National I A M Benefit Trust Fund, Washington, D.C. 20036	292,037.07	6.29%
Lon v. Smith Foundation, Beverly Hills, CA 90210	279,724.27	6.03%
Payden U.S. Growth Leaders Fund
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	5,687,018.30	40.44%
Texas Association of School Boards, Austin, TX 78767	1,891,971.16	13.45%
National Financial Services Corp, as Nominee, New York, NY 10281	908,891.45	6.46%
Payden/Wilshire Longevity Fund 2010+
Union Bank of California, as Nominee for Joan A. Payden Living Trust, San Diego, CA 92186	76,730.20	89.89%
Payden & Rygel 401(k) Plan, Los Angeles, CA 90071	8,378.22	9.82%
Payden/Wilshire Longevity Fund 2020+
Payden & Rygel 401(k) Plan, Los Angeles, CA 90071	116,509.68	49.35%
Union Bank of California, as Nominee for Joan A. Payden Living Trust, San Diego, CA 92186	76,653.43	32.47%
Bel Air Presbyterian Church, Los Angeles, CA 90049	38,820.03	16.44%
Payden/Wilshire Longevity Fund 2030+
Payden & Rygel 401(k) Plan, Los Angeles, CA 90071	96,846.79	48.82%
Union Bank of California, as Nominee for Joan A. Payden Living Trust, San Diego, CA 92186	76,415.10	38.52%
Payden Foundation, Santa Monica, CA 90405	10,067.87	5.08%
Payden/Wilshire Longevity Fund 2040+
N. Tate Marital Trust, Salt Lake City, UT 84108	100,403.94	40.88%
Union Bank of California, as Nominee for Joan A. Payden Living Trust, San Diego, CA 92186	76,432.50	31.12%
Payden & Rygel 401(k) Plan, Los Angeles, CA 90071	62,934.01	25.63%
Payden Global Equity Fund
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	446,190.86	25,80%
N. Tate Marital Trust, Salt Lake City, UT 84108	331,930.02	19.19%
Union Bank of California, as Nominee for Joan A. Payden Living Trust, San Diego, CA 92186	192,535.03	11.13%
Union Bank of California, as Nominee, San Diego, CA 92186	181,159.42	10.47%
National I A M Benefit Trust Fund, Washington, D.C. 20036	94,973.23	5.49%
Payden/Kravitz Cash Balance Plan Fund — Institutional Class
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	781,980.10	100.00%
Payden/Kravitz Cash Balance Plan Fund — Adviser Class
Charles Schwab & Co., as Nominee, San Francisco, CA 94104	220,845.01	100.00%

APPENDIX B

Security Ownership of Trustees and Executive Officers

As of October 24, 2008, the Trustees and executive officers of the Trust, collectively, owned less than 1% of the outstanding shares of each of the Funds, except as set forth in the following tables:

Percentage of Shares
Owned by Trustees
and Executive
Name of Fund	Officers of the Trust

Payden High Income Fund	1.86%
Payden Emerging Markets Bond Fund	3.72%
Payden Value Leaders Fund	1.44%
Payden U.S. Growth Leaders Fund	3.12%
Payden/Wilshire Longevity Fund 2010+	89.89%
Payden/Wilshire Longevity Fund 2020+	32.47%
Payden/Wilshire Longevity Fund 2030+	67.49%
Payden/Wilshire Longevity Fund 2040+	42.00%
Payden Global Equity Fund	15.09%

	Amount and Nature	Percentage of
Name of Beneficial Owner	of Beneficial Ownership	Outstanding Shares

Payden High Income Fund
Joan A. Payden Living Trust	519.584.87 shares	1.85%
Thomas V. McKernan	2,464.58 shares	0.01%
Payden Emerging Markets Bond Fund
Joan A. Payden Living Trust	262,721.59 shares	3.54%
W.D. Hilton, Jr.	7,765.49 shares	0.10%
James C. La Force	4,111.43 shares	0.06%
Dennis C. Poulsen	1,330.30 shares	0.02%
Payden Value Leaders Fund
W.D. Hilton, Jr.	37,166.36 shares	0.80%
Christopher N. Orndorff (Orndorff Family Trust)	20,308.23 shares	0.44%
David L. Wagner	7,609.43 shares	0.17%
Thomas V. McKernan	1,286.12 shares	0.03%
Payden U.S. Growth Leaders Fund
Joan A. Payden Living Trust	234,938.36 shares	2.15%
Christopher N. Orndorff (Orndorff Family Trust)	76,373.95 shares	0.54%
W.D. Hilton, Jr.	53,699.35 shares	0.38%
David L. Wagner	6,183.64 shares	0.04%
Dennis C. Poulsen	794.01 shares	0.01%
Payden/Wilshire Longevity Fund 2010+
Joan A. Payden Living Trust	76,730.20 shares	89.89%
Payden/Wilshire Longevity Fund 2020+
Joan A. Payden Living Trust	76,653.43 shares	32.47%

B-1

	Amount and Nature	Percentage of
Name of Beneficial Owner	of Beneficial Ownership	Outstanding Shares

Payden/Wilshire Longevity Fund 2030+
Joan A. Payden Living Trust	76,415.10 shares	38.52%
Christopher N. Orndorff (Payden & Rygel 401(k) Plan)	57,470.79 shares	28.97%
Payden/Wilshire Longevity Fund 2040+
Joan A. Payden Living Trust	76,432.50 shares	31.12%
Christopher N. Orndorff (Payden & Rygel 401(k) Plan)	26,711.94 shares	10.88%
Payden Global Equity Fund
Joan A. Payden Living Trust	192,535.03 shares	11.13%
Christopher N. Orndorff (Orndorff Family Trust)	50,200.26 shares	2.90%
W.D. Hilton, Jr.	18,234.33 shares	1.05%
Yot Chattrabhuti	172.32 shares	0.01%

B-2

PROXY	THE PAYDEN & RYGEL INVESTMENT GROUP	PROXY

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE SPECIAL MEETING OF SHAREHOLDERS — DECEMBER 11, 2008

The undersigned shareholder of The Payden & Rygel Investment Group, a Massachusetts business trust (the “Trust”), hereby appoints Edward Garlock and Yot Chattrabhuti as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 333 South Grand Avenue, 32nd Floor, Los Angeles, California, on December 11, 2008, at 10:00 a.m., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the Trustee nominees. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

THE PAYDEN & RYGEL INVESTMENT GROUP
SPECIAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature	Signature of joint owner, if any

Name of owner (printed)	Name of joint owner, if any (printed)

Date

(continued from reverse side)

THE PAYDEN & RYGEL INVESTMENT GROUP
SPECIAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW WITH RESPECT TO ALL SHARES OF ALL FUNDS OWNED BY YOU, AND IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH NOMINEE.

1.	PROPOSAL: TO ELECT TO THE BOARD OF TRUSTEES THE NOMINEES LISTED BELOW.

NOMINEES:	(1) W.D. HILTON, JR.;
(2) GERALD S. LEVEY, M.D.;
(3) THOMAS V. MCKERNAN;
(4) ROSEMARIE T. NASSIF
(5) CHRISTOPHER N. ORNDORFF;
(6) JOAN A. PAYDEN;
(7) ANDREW J. POLICANO
(8) DENNIS C. POULSEN
(9) STENDER E. SWEENEY; AND
(10) MARY BETH SYAL

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE ABOVE.

2.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.